UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of The Securities
Exchange Act of 1934

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AMG OIL LTD.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMG OIL LTD.
600 17th Street, Suite 2800 South
Denver, Colorado, U.S.A., 80202-5428

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of AMG Oil Ltd.:

Notice is hereby given that the annual meeting of the shareholders of AMG Oil Ltd., a Nevada corporation (the “Company”), will be held at Suite 1500 – 1050 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, at 10:00 a.m., Pacific Time, on March 23, 2007 (the “Meeting”) for the following purposes:

1.	to elect three (3) directors of the Company for the ensuing year;

2.	to ratify the engagement of Telford Sadovnick, P.L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007; and

3.	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The board of directors recommends a vote “FOR” the election of the nominees in Proposal 1 and “FOR” Proposal 2.

The directors have fixed the close of business on February 2, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/Michael Hart
Michael Hart
Director, President, Chief Executive Officer,
Secretary and Treasurer

Date:	February 6, 2007

YOUR VOTE IS IMPORTANT.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

AMG OIL LTD.
600 17th Street, Suite 2800 South
Denver, Colorado, U.S.A., 80202-5428

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON MARCH 23, 2007

General Information

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of AMG Oil Ltd. (the “Company”) of proxies for use at the annual meeting of its shareholders (the “Meeting”) to be held on March 23, 2007 at 10:00 a.m. (Pacific Time) at Suite 1500 – 1050 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, and any adjournments thereof.

The Proxy Statement combined with the notice of Meeting, the enclosed form of proxy (the “Proxy”) and the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2006, are being mailed to the holders of Common Shares (the “Shareholders”) commencing on or about February 12, 2007.

Solicitation of Proxies

The Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers, employees, or agents of the Company without additional remuneration. The Company also may reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the common shares in the capital of the Company, with a par value of $0.00001 per common share (the “Common Shares”). All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, Michael Hart, at Suite 1407, 1050 Burrard Street, Vancouver, British Columbia, Canada, V6Z 2S3. You also may revoke your Proxy in person at the Meeting. If you attend the Meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so.

Appointment of Proxyholders

The persons named in the accompanying Proxy as proxyholders are the officers of the Company. Shareholders desiring to appoint some other person (who need not be a Shareholder) to represent them at the Meeting may do so, either by striking out the printed names and inserting the desired person’s name in the blank space provided in the Proxy or by completing another proper proxy and, in either case, delivering the completed proxy to the address set out on the Proxy.

Voting Rights

The voting securities of the Company consist solely of Common Shares.

The close of business on February 2, 2007, has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 23,200,000 Common Shares issued and outstanding. Each Common Share is entitled to one vote on each of the matters properly presented at the Meeting. Only Shareholders of record on the Record Date will be entitled to vote at the Meeting. There are no separate voting groups or separate series of shares. Cumulative voting in the election of directors is not permitted.

A quorum is necessary to hold a valid Meeting. The holders of five percent (5%) of the Shares outstanding and entitled to vote at the Meeting must be present in person or represented by Proxy in order for a quorum to be present. Under applicable Nevada law, abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for purposes of establishing a quorum, but will have no effect on the vote on the election of directors and on the ratification of the appointment of an independent registered public accounting firm.

With regard to the election of directors, assuming that a quorum is present, directors will be elected by the plurality of votes cast at the Meeting. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. The Board recommends a vote “FOR” the election of all three (3) of the nominees for directors with terms expiring at the conclusion of the next annual meeting of the Company.

With regard to the proposal to ratify the appointment of an independent registered public accounting firm for the fiscal year ending September 30, 2007, assuming that a quorum is present, the appointment of an independent registered public accounting firm will be ratified by the affirmative vote of the holders of a majority of the votes cast at the Meeting. Shareholders may vote in favor of or against this proposal or they may abstain. The Board recommends a vote “FOR” the ratification of the appointment of Telford Sadovnick, P.L.L.C. as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2007.

If you submit a Proxy, you must complete, date and sign the Proxy and then return it to the Company’s transfer agent, Computershare Trust Company, Inc. by mail to Proxy Services c/o Computershare, P.O. Box 43126, Providence, Rhode Island, U.S.A., 02940-5138 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used. If the Proxy is properly executed and received prior to the Meeting or any adjournments thereof, the Common Shares represented by your Proxy will be voted in the manner directed. If no choice is specified in the Proxy, the Common Shares represented by the Proxy will be voted FOR the election of all the nominees for directors, FOR the appointment of Telford Sadovnick, P.L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007, and on such other business as may properly come before the Meeting or any adjournments thereof.

The Company is not aware of any other matters to be presented for action at the Meeting and it is not expected that any matters other then those referred to in this Proxy Statement will be brought before the Meeting. In the event that other matters are properly presented, the individual officers of the Company that are named in the Proxy as Proxy appointees will vote in accordance with their best judgment on such matters.

Representatives from Computershare Trust Company, N.A., the Company’s transfer agent, will count the votes and serve as the Company’s Inspectors of Election. The Inspectors of Election will be present at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities as of February 6, 2007, by each Shareholder who is known by the Company to own five percent (5%) or more of the Common Shares, each director individually, and each named executive officer and all of the directors and officers as a group. The following is based solely on statements filed with the Securities and Exchange Commission (the “SEC”) and other information the Company believes to be reliable.

Name and Municipality of Residence of Beneficial Owner	Amount and Nature of Beneficial Ownership	Position	Percent of Class
Robert Pollock Toronto, Ontario	8,600,000 shares	Shareholder	37.07%
Michael Hart (1) Roberts Creek, British Columbia	22,000 shares	Director, Chief Executive Officer, President, Secretary and Treasurer	0.09%
John Campbell (2) West Vancouver, British Columbia	158,840 shares	Director	0.7%
Dan Brown (3) Langley, British Columbia	44,000 shares	Director	0.19%
Garth Johnson	Nil	Chief Financial Officer	0%

Name and Municipality of Residence of Beneficial Owner	Amount and Nature of Beneficial Ownership	Position	Percent of Class
Surrey, British Columbia
Directors and Executive Officers as a Group	8,824,840 shares	-	38.05%

(1)	Mr. Hart’s beneficial ownership of 22,000 shares includes 11,000 share purchase warrants that can be exercised within the next sixty days at an exercise price of $0.50 per share.

(2)	Mr. Campbell’s beneficial ownership of 158,840 shares includes 55,000 share purchase warrants that can be exercised within the next sixty days at an exercise price of $0.50 per share.

(3)	Mr. Brown’s beneficial ownership of 44,000 shares includes 22,000 share purchase warrants that can be exercised within the next sixty days at an exercise price of $0.50 per share.

Changes in Control of the Company

To the knowledge of management there are no present arrangements or pledges of the Company’s securities that may result in a change of control of the Company, other than the change of control that completed on November 29, 2005.

As at February 6, 2007, Robert Pollock owns 8,600,000 or approximately 37.07% of the Common Shares and thereby effectively controls the Company. Robert Pollock is a Toronto, Ontario businessman.

PROPOSAL 1: ELECTION OF DIRECTORS

Election of Directors

The Company's Articles of Incorporation provide that the number of directors of the Company will be a minimum of three (3) and a maximum of thirteen (13). Presently there are three (3) directors and the term of office of each of the current directors will end at the conclusion of the Meeting unless re-elected or earlier vacated in accordance with the Company’s bylaws.

The Company proposes to elect three (3) directors. The votes of a plurality of the Common Shares present in person or by Proxy at the Meeting are required to elect the directors. Each director elected will hold office until the conclusion of the next annual meeting of the Company, or if no director is then elected, until a successor is elected.

If a nominee becomes unable or unwilling to serve at the time of the Meeting, the Proxy may be voted for the election of such other person as shall be designated by the Board. The Board has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the Proxy may vote for another candidate nominated by the Board. Proxies received by the Company on which no designation is made will be voted FOR the nominee.

Each of Michael Hart, John Campbell and Dan Brown has been nominated by the Board to be elected as a director to hold office until the 2008 annual meeting and they have all consented to being named in this Proxy Statement and to serve, if elected.

The Board unanimously recommends a vote “FOR” the nominees.

Directors and Executive Officers

The following table sets forth information regarding the current directors and executive officers of the Company as follows:

Name and Municipality of Residence	Position	Age	Director Since
Michael Hart Roberts Creek, British Columbia	Director, Chief Executive Officer, President, Secretary and Treasurer	55	December 13, 1999

Name and Municipality of Residence	Position	Age	Director Since
John Campbell West Vancouver, British Columbia	Director	74	March 21, 2006
Dan Brown Langley, British Columbia	Director	34	April 14, 2005
Garth Johnson Surrey, British Columbia	Chief Financial Officer	34	N/A

During the fiscal year ended September 30, 2006, the Board held no meetings. All proceedings of the Board were conducted by resolutions consented to in writing by all of the directors and filed with the minutes of proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and the bylaws of the Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

There are no family relationships among the directors and executive officers of the Company.

All officers have a term of office lasting until their removal or replacement by the Board.

Information Regarding the Nominees for Directors and Executive Officers

Set forth below are descriptions of the background and business experiences during at least the past five (5) years of the Company’s nominees for directors and executive officers. The following information is not within the knowledge of the Company and has been provided by the respective nominees for directors and executive officers.

Mr. Michael Hart has been a Director of the Company since December 13, 1999. From April 1999 until present Mr. Hart has held the position of President of Hart-Byrne Enterprises Ltd. Hart-Byrne Enterprises Ltd. is a private company formed by Mr. Hart and other investors, which is developing specialized products for the music industry. In addition, Mr. Hart is President of On The Wing Productions Inc., a private company, which is also developing products for the music industry. Mr. Hart currently is also a Director of Trans-Orient Petroleum Ltd. (“Trans-Orient”), the Company’s former controlling shareholder until November 29, 2005. Mr. Hart is also the Corporate Secretary and a Director of Entourage Mining Ltd.

Mr. John Campbell became a Director of the Company on March 21, 2006 when he replaced Mr. Doug Lynes, who resigned on March 21, 2006. Mr. Campbell is a retired member of the Law Society of British Columbia and for the past 18 years has served as President of mining explorer, Trans America Industries Ltd.

Mr. Dan Brown became a Director of the Company on April 14, 2005 when he replaced Mr. Arthur Evans, who passed away on March 31, 2005. Mr. Brown has worked for DLJ Management Ltd. (“DLJ”) for six years, providing administrative and accounting support services to public and private corporations.

Mr. Garth Johnson became the Chief Financial Officer of the Company on February 1, 2006 when he replaced Mr. Michael Hart, who resigned as Chief Financial Officer of the Company on February 1, 2006. Mr. Johnson is a Certified General Accountant with ten years experience in finance, accounting and regulatory reporting for public companies. Mr. Johnson is also the Chief Financial Officer, Secretary and a Director of TAG Oil Ltd.

Mr. Brown and Mr. Hart have committed in writing to Mr. Robert Pollock, the control person of the Company that they will resign from their positions with the Company upon the request of Mr. Pollock. It is expected that Mr. Pollock will seek to replace those board members with his own nominees.

Legal Proceedings

None of the respective nominees for directors and executive officers listed above are subject to any anticipated or threatened legal proceedings of a material nature nor have they been subject to such proceedings within the last five (5) years.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) requires that the Company's officers and directors, and any beneficial owner of more than 10% of the outstanding Common Shares file reports of ownership and changes of ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and beneficial owners of more than 10% of the outstanding Common Shares are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended September 30, 2006, all of its officers and directors filed all required reports under Section 16(a) in a timely manner.

Communications with the Board

Shareholders and other interested parties may communicate with a member of the Board, Dan Brown, in writing by regular mail, via telephone at (303) 226-5889 or via fax at (303) 845-9908. The following address may be used by those who wish to send such communications by regular mail:

Attn: Dan Brown
AMG Oil Ltd.
600 17th Street, Suite 2800 South
Denver, Colorado,
U.S.A., 80202-5428

The Board has instructed the Secretary, Michael Hart, to review all communications so received, and to exercise his discretion not to forward correspondence that is inappropriate such as business solicitations, frivolous communications and advertising, routine business matters (i.e. business inquiries, complaints, or suggestions) and personal grievances. Dan Brown may at any time request the Secretary to forward any and all communications received by the Secretary.

Code of Ethics

The Company has adopted a corporate code of ethics that applies to the Company’s Chief Executive Officer and Chief Financial Officer. A copy of the code of ethics was filed as an exhibit to the Company’s Form 10-KSB filed for the Company’s 2003 fiscal year and is incorporated into this document by reference. The Company believes that the code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Audit Committee and Charter

The Company has an audit committee and audit committee charter. A copy of the Company’s audit committee charter was filed as an exhibit to the Company’s Form 10-KSB filed for the Company’s 2003 fiscal year and is incorporated into this document by reference. The function of the audit committee is to meet with and review the results of the audit of the financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The current audit committee is comprised of all three (3) of the Company’s current directors, which are Michael Hart, Dan Brown and John Campbell.

The Board of the Company has determined that John Campbell meets the SEC’s definition of an “audit committee financial expert”, as defined in Item 401(e)(2) of Regulation S-B. The Board has also determined that Mr. Campbell meets the definition of an “independent director”, as defined in Rule 121A of the American Stock Exchange Company Guide.

Report of the Audit Committee

The audit committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended September 30, 2006 with management. The audit committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The audit committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with audit committees, as amended, and has discussed with the Company's independent auditors their independence. The audit committee has considered whether the provision of services by the independent auditors other than audit related conflicts with the independence of the auditors.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements of the Company for the year ended September 30, 2006 be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2006.

Disclosure Committee and Charter

The Company has a disclosure committee and disclosure committee charter. The disclosure committee is comprised of all of the Company’s officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about the Company, and the accuracy, completeness and timeliness of the Company’s financial reports. A copy of the disclosure committee charter was filed as an exhibit to the Form 10-KSB filed for the Company’s 2003 fiscal year end is incorporated into this document by reference.

Compensation Committee

The Company does not have a Compensation Committee and the Board believes it is appropriate not to have such a committee as a result of the ability of the Board, as a whole, to provide similar functions as to those that would otherwise be provided by a compensation committee.

Nominating Committee

The Company does not have a Nominating Committee and the Board believes it is appropriate not to have such a committee as a result of the ability of the Board, as a whole, to provide similar functions as to those that would otherwise be provided by a nominating committee.

Executive Compensation

Executive Officer Compensation

The following table sets forth information on the annual compensation for each of the Company's last three fiscal years paid to the Company's Chief Executive Officer, Chief Financial Officer and those executive officers that earned aggregate annual remuneration from the Company in excess of $100,000 (the “Named Executive Officers”). None of the Company's Named Executive Officers received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended September 30, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Hart (1) Director, Chief Executive Officer, President, Secretary and Treasurer	2006 2005 2004	- - -	- - -	- - -	- - -	- - -	- - -	- - -
Garth Johnson (1) Chief Financial Officer	2006 2005 2004	- - -	- - -	- - -	- - -	- - -	- - -	- - -

(1)	Mr. Michael Hart resigned as the Company’s Chief Financial Officer on February 1, 2006, and was replaced by Mr. Garth Johnson on February 1, 2006.

For the fiscal year ending September 30, 2006, the Company did not pay Michael Hart any compensation, bonus or options and the Company did not pay Garth Johnson any compensation, bonus or options.

Option/SAR Grants

There were no option/SAR Grants during the 2006, 2005 or 2004 fiscal years except for options for 396,000 shares of common stock that was granted to Jones, Gable & Company Limited in February 2006 as a commission for arranging the Company’s financing.

During the 2000 fiscal year, the Company established a non-qualified stock option plan (the “Plan”) for directors, officers, employees and consultants who provide services to the Company. Under the terms of the Plan, 3,000,000 shares of common stock are reserved for issuance under the Plan. Any options issued under the Plan will expire on the earlier of 10 years from the establishment of the Plan or the expiry date assigned to the individual option grant. As of September 30, 2006, 396,000 options have been granted under the Plan but had not been exercised during the 2006 fiscal year. All options that have been granted by the Company are exercisable.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

No stock options were exercised by any named executive officer during the 2006, 2005 or 2004 fiscal years.

Long-Term Incentive Plan Awards

The Company does not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to the Company’s financial performance, stock price, or any other measure other than the Company’s 2000 Incentive/or Nonqualified Stock Option Plan.

Compensation of Directors

The directors do not receive cash compensation for their services as directors and the Company has no standard or other arrangements to pay its directors for their services as directors. Also, the Company does not intend to grant the directors any additional options. The Company reimburses the directors and officers for their expenses incurred in connection with their duties as directors and officers of the Company. Dan Brown was indirectly paid $5,553 by the Company through DLJ for time spent directly on the Company.

Employment and Consulting Contracts

The Company has no employees and has not retained the services of any consultants, except for a consultant engaged to review data on a property for which the Company was billed a nominal amount for time spent.

None of the Company’s current officers are employed directly by the Company, and all officers devote less than 10% of their time to the business. All of the Company’s officers devote a significant amount of their time to other interests or competing businesses, which may conflict with the operations and business of the Company.

The Company is in the start-up stage and none of the Company’s executive officers have employment agreements with the Company.

Certain Relationships and Related Party Transactions

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which the Company has been a party to during the past two years, or in any proposed transaction to which the Company proposes to be a party:

(a)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company’s common stock; or

(b)	any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

The three (3) current directors of the Company, which are Michael Hart, Dan Brown and John Campbell, participated in the private placement financing completed on February 28, 2006, acquiring a total of 120,000 Units at a price of $0.25 per Unit. Each Unit consists of one share of common stock and one share purchase warrant and each warrant entitles the holder thereof to acquire an additional share of common stock at a price of US$0.50 for a period of 24 months subject to an accelerated expiry provision whereby the warrants will expire 30 days after a registration statement has been declared effective by the SEC and the Company’s shares have traded at or above $1.00 for 20 consecutive days. Each unit also includes a right to receive an additional 0.10 of one unit, which was granted because a registration statement was not declared effective by the SEC on or before August 27, 2006.

Relationship with DLJ

During the 2006 fiscal year the Company incurred $12,255 (2005 fiscal year: $5,652) of mainly general and administrative costs through DLJ, a wholly owned subsidiary of Trans-Orient, the Company’s former principal shareholder. This amount represents costs incurred by DLJ on the Company’s behalf for administrative and accounting services. Payments made to DLJ were on a cost basis with no mark-up, based on time spent by the employees of DLJ providing accounting and administrative services for the Company. The Company believes that more would have had to be paid for these services if such services were sought from unaffiliated third-parties. At September 30, 2006 the Company owes DLJ $2,838 (September 30, 2005: $Nil).

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Appointment of Telford Sadovnick, P.L.L.C. as the Company’s Independent Registered Public Accounting Firm

The Board has selected Telford Sadovnick, P.L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to ratification by Shareholders. Telford Sadovnick, P.L.L.C. served as independent registered public accountants for the Company for the fiscal year ended September 30, 2006. The Company does not anticipate that representatives of Telford Sadovnick, P.L.L.C. will be present at the Meeting. In the event ratification by the Shareholders of the appointment of Telford Sadovnick, P.L.L.C. is not obtained, the Board will reconsider such appointment.

The Board has considered and determined that the services provided by Telford Sadovnick, P.L.L.C. are compatible with maintaining the principal accountant’s independence.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Telford Sadovnick, P.L.L.C. as the Company’s independent auditors for the fiscal year ended September 30, 2007.

Accountant Fees and Services

Fees paid to Telford Sadovnick, P.L.L.C. by the Company during the 2005 and 2006 fiscal years included:

1)

Audit Fees: The aggregate fees billed by Telford Sadovnick, P.L.L.C. for each of the last two fiscal years for professional services rendered by the principal accountant for the Company’s audit of annual financial statements and review of financial statements included in the Company’s Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $6,000 in 2005 and $10,000 in 2006.

2)

Audit Related Fees: The aggregate fees billed by Telford Sadovnick, P.L.L.C. for each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported in the preceding paragraph was $Nil in 2005 and $Nil in 2006.

3)

Tax Fees: The aggregate fees billed by Telford Sadovnick, P.L.L.C. for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $Nil in 2005 and $Nil in 2006.

4)

All Other Fees: The aggregate fees billed by Telford Sadovnick, P.L.L.C. for each of the last two fiscal yeas for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was $Nil in 2005 and $Nil in 2006.

5)

The Company’s audit committee’s pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X require that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

6)

The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

Shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of Shareholders. To be eligible for inclusion in the 2008 proxy statement, your proposal must be received by the Company no later than October 10, 2007, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the Shareholders at the 2008 annual meeting, you must notify the Company in writing and such notice must be delivered to or received by the Company’s President no later than October 10, 2007. While the Board will consider Shareholder proposals, the Company reserves the right to omit from the 2008 proxy statement Shareholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

OTHER MATTERS

The directors of the Company know of no matter other than those mentioned in the Proxy Statement to be brought before the Meeting. If other matters properly come before the Meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their best judgment. If there are insufficient votes to approve any of the proposals contained herein, the directors may adjourn the Meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

The Company is subject to the reporting requirements of the Exchange Act, and files reports, proxy statements and other information with the SEC. You may read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street NE., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company’s public filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC on EDGAR at http://www.sec.gov.

The Company’s Annual Report on Form 10-KSB for the year ended September 30, 2006, including the Company’s selected financial data, supplementary financial information, management’s discussions and analysis of financial condition and results of operations, and quantitative and qualitative disclosure about market risk, is hereby incorporated by reference into this Proxy Statement.

DIRECTORS’ APPROVAL

The contents of this Proxy Statement and its distribution to Shareholders have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/Michael Hart
Michael Hart
Director, President, Chief Executive Officer,
Secretary and Treasurer

Date:	February 6, 2007

AMG OIL LTD.
600 17th Street, Suite 2800 South
Denver, Colorado, U.S.A., 80202-5428

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMG OIL LTD.

The undersigned hereby appoints Michael Hart, President and Chief Executive Officer of AMG Oil Ltd., or failing him, Garth Johnson, Chief Financial Officer of AMG Oil Ltd., or instead of any of them, ______________________, as proxyholder, each with the power of substitution to represent and to vote as designated below, all the shares of Common Stock of AMG Oil Ltd., a Nevada corporation, held of record by the undersigned on February 2, 2007, at the Annual Meeting of Shareholders to be held at Suite 1500 – 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on March 23, 2007 at 10:00 a.m. (Pacific Time) or any adjournments thereof.

1.	To elect three (3) directors of AMG Oil Ltd. for a term that will expire at the conclusion of the next Annual Meeting of Shareholders in 2008.

[ ]	FOR all nominees listed below (except as marked to the contrary below).	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.

To withhold authority to vote for any individual nominee(s), strike a line through the nominee's name in the list below.

                                                                                    Michael Hart

                                                                                    Dan Brown

                                                                                    John Campbell

2.	To ratify the engagement of Telford Sadovnick, P.L.L.C. as AMG Oil Ltd.’s independent registered public accounting firm for the ensuing year.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Unless otherwise instructed, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2. This proxy also will be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

Please sign exactly as the name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: ____________________________________________, 2007

Signature: __________________________________________

Print Name: _________________________________________

Signature, if jointly held: _______________________________

Print Name: _________________________________________

Number of shares held:_________________________________

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.

Notes to Proxy:

1.

This proxy confers discretionary authority with respect to amendments or variations of the matters identified in the Notice of Meeting or other matters which might properly come before the Meeting or any adjournments thereof.

2.

A shareholder has the right to appoint a person (who need not be a shareholder) to represent him or her at the Meeting other than the persons specified above. If you desire to designate as proxyholder a person other than Michael Hart or Garth Johnson, you should strike out their names and insert in the space provided the name of the person you desire to designate as proxyholder or complete another proper Form of Proxy.

3.

A proxy, to be valid, must be dated and signed by a shareholder or his or her attorney authorized in writing or, where a shareholder is a corporation, by a duly authorized officer or attorney of the corporation. If a proxy is executed by an attorney for an individual shareholder, or by an officer or attorney of a corporate shareholder not under its seal, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy thereof must accompany the proxy instrument. If this proxy is not dated, it will be deemed to bear the date on which it was mailed to shareholders.

4.

A proxy, to be effective, must be deposited with Computershare Trust Company, Inc. by mail to Proxy Services c/o Computershare, P.O. Box 43126, Providence, Rhode Island, U.S.A., 02940-5138, up to 10:00 am, Pacific Time, on March 21, 2007.